Regal Beloit Corporation Third Quarter 2014 Earnings Conference Call November 4, 2014 Mark Gliebe Chairman and Chief Executive Officer Jon Schlemmer Chief Operating Officer Chuck Hinrichs Vice President Chief Financial Officer John Perino Vice President Investor Relations

Safe Harbor Statement This presentation contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent our management’s judgment regarding future events. In many cases, you can identify forward-looking statements by terminology such as “may,” “will,” “plan,” “expect,” “anticipate,” “estimate,” “believe,” or “continue” or the negative of these terms or other similar words. Actual results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors, including: uncertainties regarding our ability to execute our restructuring plans within expected costs and timing; actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor, power generation and mechanical motion control industries; our ability to develop new products based on technological innovation and the marketplace acceptance of new and existing products; fluctuations in commodity prices and raw material costs; our dependence on significant customers; issues and costs arising from the integration of acquired companies and businesses, including the timing and impact of purchase accounting adjustments; challenges in our Venezuelan operations, including potential currency devaluations, non-payment of receivables, governmental restrictions such as price and margin controls, as well as other difficult operating conditions; unanticipated costs or expenses we may incur related to product warranty issues; our dependence on key suppliers and the potential effects of supply disruptions; infringement of our intellectual property by third parties, challenges to our intellectual property, and claims of infringement by us of third party technologies; increases in our overall debt levels as a result of acquisitions or otherwise and our ability to repay principal and interest on our outstanding debt; product liability and other litigation, or the failure of our products to perform as anticipated, particularly in high volume applications; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, foreign government policies and other external factors that we cannot control; unanticipated liabilities of acquired businesses; cyclical downturns affecting the global market for capital goods; difficulties associated with managing foreign operations; and other risks and uncertainties including but not limited to those described in Item 1A-Risk Factors of the Company’s Annual Report on Form 10-K filed on February 26, 2014 and from time to time in our reports filed with U.S. Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward-looking statements included in this presentation are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances. p 2

Non-GAAP Financial Measures p 3 We prepare financial statements in accordance with accounting principles generally accepted in the United States (GAAP). We also disclose adjusted diluted earnings per share (EPS), adjusted gross profit, adjusted gross profit as a percentage of net sales, adjusted income from operations, and free cash flow and free cash flow as a percentage of adjusted net income attributable to Regal Beloit Corporation, organic growth, (collectively, “non-GAAP financial measures”). We use these measures in our internal performance reporting and for reports to the Board of Directors. We also periodically disclose certain of these measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events. We believe that these non-GAAP financial measures are useful measures for providing investors with additional insight into our operating performance. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. Free cash flow is defined as net cash provided by operating activities less additions to property, plant and equipment adjusted for grants received for capital expenditures.

Agenda p 4 Opening Comments Mark Gliebe Financial Update Chuck Hinrichs Operations Update Jon Schlemmer Summary Mark Gliebe Q&A All

> Solid 3rd Quarter Results in Sales and Free Cash Flow > Adjusted EPS* in Line with Guidance > Revenues Up 8% Over Prior Year − N.A. Residential HVAC − N.A. Mechanical − N.A. C&I Motors − China − India − Venezuela − Acquisitions p 5 * Non-GAAP Financial Measurement, See Appendix for Reconciliation Opening Comments – 3rd Quarter Results

> Operating Profit Margin as Expected > Simplification Projects Progressing  Acuna Consolidation Completed  Springfield Transition to be Completed in February 2015  Progress on Two Kentucky Plant Closures  Sale of China JV > Strong Free Cash Flow* Performance > Repurchased 500,000 Shares p 6 Opening Comments – 3rd Quarter Results * Non-GAAP Financial Measurement, See Appendix for Reconciliation

> Continued Growth in North America Residential HVAC > Strong Growth in Mechanical > Flat in North America C&I Motors > Venezuela Market Instability > Adjusted Operating Margins Up in the Quarter p 7 Opening Comments – 4th Quarter Outlook

> Restructuring Charges in 3Q 2014 of $3.0 Million > Loss on Sale of Underperforming Joint Venture of $1.9 Million > Adjusted EPS* in Line with Guidance of $1.12 to $1.20 p 8 3rd Quarter Financial Results ADJUSTED DILUTED EARNINGS PER SHARE* Sep 27, 2014 Sep 28, 2013 Sep 27, 2014 Sep 28, 2013 GAAP Diluted Earnings Per Share 1.05$ 1.16$ 3.25$ 3.38$ Purchase Accounting Costs 0.02 — 0.05 — Restructuring Costs 0.04 0.02 0.15 0.05 Tax Benefit Recorded Attributable to Prior Year — — — (0.04) Gain on Disposal of Real Estate — — (0.03) — Loss on Sale of Joint Venture 0.04 — 0.04 — Adjusted Diluted Earnings Per Share 1.15$ 1.18$ 3.46$ 3.39$ Three Months Ended Nine Months Ended * Non-GAAP Financial Measurement, See Appendix for Reconciliation

> Sales of $830 Million, Up 8.0% from Prior Year – Foreign Currency Translation Increased Total Net Sales by 0.1% – Sales from Acquired Businesses $42.7 Million – Organic Sales* up 2.6% from Prior Year > Adjusted Gross Margin* of 25.1% – Adjusted for Restructuring and Purchase Accounting Adjustments – Headwind of lower sales into Venezuela > Operating Expenses of $129.1 Million – $8.3 Million SG&A of Acquired Companies – $1.9 Million Loss on Sale of Joint Venture > Repurchased 500,000 Shares at Average Cost of $69.94 per Share p 9 3rd Quarter Financial Results * Non-GAAP Financial Measurement, See Appendix for Reconciliation

Capital Expenditures > $17.6 Million in 3Q 2014 > $80 Million Est. for FY 2014 Effective Tax Rate (ETR) > 27.1% ETR in 3Q 2014 > 25% ETR Est. for 4Q 2014 Balance Sheet at Sep 27, 2014 > Total Debt of $677 Million > Net Debt of $350 Million > Debt to Adj. LTM EBITDA* 1.6 x > Net Debt to Adj. EBITDA* 0.8 x p 10 Key Financial Metrics 3Q 2014 Free Cash Flow* > $64 Million > 135% of Net Income > 113% of Net Income YTD * Non-GAAP Financial Measurement, See Appendix for Reconciliation

4th Quarter 2014 Guidance > GAAP EPS Guidance of $0.83 to $0.91 > Adjusted EPS Guidance of $0.90 to $0.98 – $0.06 of Restructuring Charges – $0.01 of Purchase Accounting Adjustments > Continued Headwinds from Venezuelan Operations > Guidance Excludes Potential Devaluation of the Venezuelan Bolivar –SICAD I Exposure ~$4 - 7 Million –SICAD II Exposure ~$8 - 13 Million p 11

End Market Update

~8% — NA HVAC

- Overall Market Strength
- SEER 13 OEM Pre-Build

~(1%) — NA C&I Motors

- Refrigeration and Irrigation Down
- Commercial HVAC Up

~18% — NA Mechanical

- Strength in Power Transmission Distribution Channel
- Strength in Energy

~(1%) — Other

- Venezuela Down
- Europe Flat, Orders Declining
- Slowing in China
- Solid Growth in LA, India, ME

* Excludes Acquisitions

p 12

Design Platform Simplification Platform Description 48 Frame Fractional HVAC Motors 3.3” Fractional HVACR Motors and Blowers Worm Gear Mechanical IEC (IE3) Industrial Motors for Asia and Europe 48/56 Frame Fractional C&I Motors p 13

Footprint Simplification

- Acuna Now Completed
- Largest Phase of the Australia Restructuring to be Completed by Year End
- Expect to be Substantially Completed with Springfield Production by End of February
- Kentucky Transitions Progressing as Planned
- Announced Plans to Consolidate Mechanical Operations in Europe

Total Simplification Restructuring Expense ($M)


$2.7
$4.2
$3.6
$3.0
$4.3
$7
4Q13 A
1Q14 A
2Q14 A
3Q14 A
4Q14E
1H15E

p 14

Energy Efficiency Retrofits High Efficiency Right Angle (HERA) Variable Speed Pool Motors & Controls Commercial HVAC ECM Motors Commercial Refrigeration ECM Fan Systems p 15

> 3Q 2014 Results in Line with Guidance > Strong Free Cash Flow Performance > Expect 4Q 2014 Operating Margin Improvement > Focus on Simplification Initiatives > Successful Integration of Acquisitions > Strong Acquisition Pipeline > Balance Sheet Provides Flexibility p 16 Closing Comments

Questions and Answers p 17

ADJUSTED GROSS PROFIT* Sep 27, 2014 Sep 28, 2013 Sep 27, 2014 Sep 28, 2013 GAAP Gross Profit 203.8$ 196.5$ 609.2$ 605.2$ Purchase Accounting Costs 1.2 - 2.5 - Restructuring Costs 3.0 1.2 10.5 2.7 Adjusted Gross Profit 208.0$ 197.7$ 622.2$ 607.9$ Adjusted Gross Profit as a Percentage of Net Sales 25.1% 25.7% 25.1% 25.7 % Three Months Ended Nine Months Ended Appendix Non-GAAP Reconciliations Dollars in Millions ADJUSTED DILUTED EARNINGS PER SHARE* Sep 27, 2014 Sep 28, 2013 Sep 27, 2014 Sep 28, 2013 GAAP Diluted Earnings Per Share 1.05$ 1.16$ 3.25$ 3.38$ Purchase Accounting Costs 0.02 — 0.05 — Restructuring Costs 0.04 0.02 0.15 0.05 Tax Benefit Recorded Attributable to Prior Year — — — (0.04) Gain on Disposal of Real Estate — — (0.03) — Loss on Sale of Joint Venture 0.04 — 0.04 — Adjusted Diluted Earnings Per Share 1.15 1.18 3.46 3.39 Three Months Ended Nine Months Ended

Appendix Non-GAAP Reconciliations Dollars in Millions Dollars in Millions FREE CASH FLOW* Sep 27, 2014 Sep 28, 2013 Sep 27, 2014 Sep 28, 2013 GAAP Net Cash Provided by Operating Activities 81.8$ 81.2$ 227.1$ 238.5$ Additions to Property Plant and Equipment (17.6) (18.2) (60.5) (65.4) Grants Received for Capital Expenditures - 1.6 - 1.6 Free Cash Flow 64.2$ 64.6$ 166.6$ 174.7$ Free Cash Flow as a Percentage of Net Income Attributable to Regal Beloit 135.2% 122.8% 112.9% 114.0 % Three Months Ended Nine Months Ended ADJUSTED INCOME FROM OPERATIONS* Sep 27, 2014 Sep 28, 2013 Sep 27, 2014 Sep 28, 2013 GAAP Income from Operations 74.7$ 78.8$ 232.1$ 235.8$ Purchase Accounting and Transaction Costs 1.2 - 3.3 - Restructuring Costs 3.0 1.2 10.8 3.5 Gain on Disposal of Real Estate - - (2.0) - Loss on Sale of Joint Venture 1.9 - 1.9 - Adjusted Income from Operations 80.8$ 80.0$ 246.1$ 239.3$ Three Months Ended Nine Months Ended

Appendix Non-GAAP Reconciliations EBITDA Reconciliation Dollars in Millions 4Q 2013 1Q 2014 2Q 2014 3Q 2014 LTM Net Income ($33.2) $43.8 $56.2 $47.5 $114.3 Asset Impairment and Other, Net 81.0 - 1.0 - 82.0 Plus: Minority Interest 0.4 1.2 1.9 1.3 4.8 Plus: Taxes -3.7 16.0 21.0 18.1 51.4 Plus: Interest Expense 10.5 10.4 10.3 9.8 41.0 Less: Interest Income -1.8 -1.7 -1.7 -2.0 -7.2 Plus: Depreciation 22.3 21.5 23.0 23.8 90.6 Plus: Amortization 11.1 11.3 12.2 11.8 46.4 Adjusted EBITDA $86.6 $102.5 $123.9 $110.3 $423.3

Appendix Non-GAAP Reconciliations Organic Growth Reconciliation Net Sales Quarter Ended Sept. 27, 2014 $829.8 Net Sales from Businesses Acquired Within Last Twelve Months (42.7) Impact of Foreign Currency Exchange Rates (0.6) Incremental Sales from Sold Joint Venture 1.5 Adjusted Net Sales Quarter Ended Sept. 27, 2014 $788.0 Net Sales Quarter Ended Sept. 28, 2013 $768.2